SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 18, 2002

                                 SUSSEX BANCORP
             (Exact name of registrant as specified in its charter)

         New Jersey                      0-29030              22-3475473
 ----------------------------           -----------         -------------
 (State or other jurisdiction           (Commission         (IRS Employer
  of incorporation)                     File Number)         Identification No.)


              399 Route 23
          Franklin, New Jersey                              07416
  (Address of principal executive offices)                 (Zip Code)
  ----------------------------------------                 ----------



        Registrant's telephone number, including area code (973) 827-2914

 ______________________________________________________________________________

Item 4.  Changes in Registrant's Certifying Accountants

The Registrant announced that it has changed auditors, retaining Beard Miller Company, LLP as independent auditors. The Registrant is dismissing Arthur Andersen, LLP ("Andersen"). The decision to change auditors was recommended by the Audit Committee. For the fiscal year ended December 31, 2001 and up to the date of this report, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with their reports. The independent auditor's report on the consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or auditing principles.

Item 7.  Exhibits.

          The following exhibit is filed with this Current Report on Form 8-K.

            Exhibit No.           Description
            -----------           -----------

                 16               Letter from Arthur Andersen, LLP regarding
                                    change in certifying accountant.



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



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SUSSEX BANCORP
                                                --------------
                                                   (Registrant)


Dated:   April 23, 2002                         By: /s/ Candace A. Leatham
                                                --------------------------
                                                 CANDACE A. LEATHAM
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.      Description                                        Page No.
-----------      -----------                                        --------

      16         Letter from Arthur Andersen, LLP regarding           5
                 change in certifying accountant.





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